UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 24, 2016

MACKINAC FINANCIAL CORPORATION

(previous filings under the name NORTH COUNTRY FINANCIAL CORPORATION)

(Exact name of registrant as specified in its charter)

MICHIGAN	0-20167	38-2062816
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

130 SOUTH CEDAR STREET, MANISTIQUE, MICHIGAN	49854
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 343-8147

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders

Mackinac Financial Corporation (“the Company”) held its 2016 Annual Meeting of Shareholders on May 24, 2016.  The shareholders (i) elected three members of the Company’s Board of Directors to serve until the Annual Meeting in the year 2019; (ii) approved, in a non-binding vote, the Company’s compensation of executives; and (iii) ratified the appointment of Plante Moran, PLLC as the Company’s independent auditors for the year ending December 31, 2016.  There were 6,231,246 outstanding shares eligible to vote as of April 8, 2016, the record date for the Annual Meeting.

The voting results on the three matters were as follows:

Election of Directors

	For	Withheld	Broker Non-votes

Robert E. Mahaney	3,617,763	96,226	1,605,381
David R. Steinhardt	3,568,571	145,418	1,605,381
Paul D. Tobias	3,617,522	96,467	1,605,381

Advisory (Non-Binding) Vote on Executive Compensation

For	Against	Abstain	Broker Non-votes

3,334,895	342,641	36,453	1,605,381

Ratification of Appointment of Independent Auditors

For	Against	Abstain	Broker Non-votes

5,290,235	17,222	11,913	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACKINAC FINANCIAL CORPORATION

Date: May 25, 2016
	By:	/s/ Ernie R. Krueger
Ernie R. Krueger
EVP/CFO